Exhibit 10.6

EXECUTION VERSION

NOTES TRADEMARK SECURITY AGREEMENT

NOTES TRADEMARK SECURITY AGREEMENT, dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, this “Agreement”), made by each of the undersigned (each a “Grantor” and collectively, the “Grantors”) in favor of Wells Fargo Bank, National Association, as trustee and collateral agent (in such capacity, the “Agent”) for the Secured Parties (as defined in the Collateral Agreement defined below).

Reference is made to (a) the Collateral Agreement, dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Collateral Agreement”), by and among Columbia Lake Acquisition Corp., a Delaware corporation (“Merger Sub”; to be merged on the Issue Date with and into CKE Restaurants, Inc., a Delaware corporation (“CKE”), and together with CKE, the “Issuer”), each Note Guarantor listed on Schedule I to the Collateral Agreement and each future Note Guarantor of Issuer that becomes a party thereto (each, a “Note Guarantor”) and the Agent, (b) the Indenture dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Initial Indenture”), by and among Merger Sub, the Guarantors (as defined therein) and the Agent and (c) the Supplemental Indenture dated as of July 12, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Supplemental Indenture”) by and among CKE, the Note Guarantors and the Agent. References herein to the “Indenture” shall mean the Initial Indenture prior to the effectiveness of the Supplemental Indenture and the Supplemental Indenture thereafter.

The Indenture requires that the Issuer and the Note Guarantors enter into this Agreement. The Note Guarantors are subsidiaries of the Issuer, will derive substantial benefits from the issuance of the $600,000,000 aggregate principal amount of 11.375% Senior Secured Second Lien Notes due 2018 (the “Notes”) pursuant to the Indenture and are willing to execute and deliver this Agreement pursuant to the requirements of the Indenture.

Accordingly the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified in the Indenture. The rules of construction specified in Section 1.04 of the Indenture also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Note Obligations, each Grantor, pursuant to the Collateral Agreement, did and hereby does grant to the Agent, its successors and assigns, for the benefit of the Secured Parties (as defined in the Collateral Agreement), a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

a.	all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business

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identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (but excluding “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051), and all renewals thereof, including those listed on Schedule I attached hereto (the “Trademarks”);

b.	all goodwill associated with or symbolized by the Trademarks;

c.	all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

d.	all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

SECTION 3. Collateral Agreement. The security interests granted to the Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent generally and with respect to the Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

SECTION 4. Indenture. In the event of any conflict between the terms of this Agreement and the Indenture, the terms of the Indenture shall govern.

SECTION 5. Intercreditor Agreement Governs. REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, THIS AGREEMENT, THE LIENS CREATED HEREBY AND THE RIGHTS, REMEDIES, DUTIES AND OBLIGATIONS PROVIDED FOR HEREIN ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

SECTION 6. Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Notes Trademark Security Agreement as of the day and year first above written.

GRANTORS:

CKE RESTAURANTS, INC., for Itself and as Sole Member of CKE DISTRIBUTION, LLC and AEROWAYS, LLC

CARL KARCHER ENTERPRISES, INC.

HARDEE’S FOOD SYSTEMS, INC.

FLAGSTAR ENTERPRISES, INC.

SPARDEE’S REALTY, INC.

HED, INC.

BURGER CHEF SYSTEMS, INC.

SANTA BARBARA RESTAURANT GROUP, INC.

GB FRANCHISE CORPORATION

CHANNEL ISLANDS ROASTING COMPANY

CARL’S JR. REGION VIII, INC.

CKE REIT II, INC.

By:	/s/ Theodore Abajian
Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer

Signature Page to Notes Copyright Security Agreement

STATE OF	)
) ss
COUNTY OF	)

On the      day of             , 2010, before me personally came                                 ; who, being duly sworn, did depose and say that he/she is the            of
each, a corporation incorporated under the laws of                                                  , the corporations described in and which executed the foregoing instrument; that he/she executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

STATE OF CALIFORNIA

COUNTY OF

On                                 , 2010, before me,                                              , Notary Public, personally appeared                                                                                                        who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                                                               [SEAL]

ACCEPTED:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee and Collateral Agent

By:	/s/ Raymond Delli Colli
Name: Raymond Delli Colli
Title: Vice President

Signature Page to Notes Trademark Security Agreement

Schedule I

Trademarks

See Attached.

Schedule to Notes Trademark Security Agreement

CARL KARCHER ENTERPRISES, INC.

FEDERAL TRADEMARK REGISTRATIONS

Mark	Class	App. No. App. Date	Reg. No. Reg. Date
	42	72/334,588 08/06/69	914,469 06/08/71
	32	74/044,288 03/29/90	1,631,819 01/15/91
	42	72/423,039 05/01/72	965,266 07/31/73
	42	75/406,528 12/17/97	2,220,433 01/26/99
	29, 30 & 31	73/391,494 09/28/82	1,297,845 09/25/84
	42	75/433,545 02/12/98	2,423,698 01/23/01
	42	75/555,439 09/18/98	2,281,660 09/28/99
	42	75/555,225 09/18/98	2,290,206 11/02/99
	42	75/556,437 09/23/98	2,288,997 10/26/99
	16, 20 & 21	73/502,849	1,383,339 02/18/86
	42	73/173,129	1,112,013 01/23/79
	42	73/220,022 06/18/79	1,151,330 04/14/81
BACON SWISS CRISPY CHICKEN	30	77/068,334 12/20/06	3,328,058 10/30/07
BREAKFAST AS BIG AS OUR BURGERS	43	77/507,193 06/24/08	3,628,566 05/26/09
CARL’S CATCH FISH SANDWICH	30	77/068,329 12/20/06	3,619,807 05/12/09

Mark	Class	App. No. App. Date	Reg. No. Reg. Date
	43	77/169,214 04/30/07	3,489,655 08/19/08
CARL’S JR.	42	72/334,587 08/06/69	901,315 10/20/70
CARL’S JR.	16, 20 & 21	73/504,895 10/22/84	1,400,272 07/08/86
CARL’S JR. JR.	42	75/135,837 07/18/96	2,141,498 03/03/98
	43	77/004,737 09/21/06	3,524,587 10/28/08
	43	77/007,123 09/25/06	3,550,634 12/23/08
	43	77/007,125 09/25/06	3,807,406 06/22/2010
	43	77/665,551 02/06/09	3,791,079 05/18/2010
	43	77/470,877 05/09/08	3,719,412 12/01/09
COOL COMBOS FOR KIDS	42	75/504,661 06/18/98	2,272,061 08/24/99
COOL KIDS COMBOS	30	76/329,542 10/23/01	2,773,975 10/14/03
DON’T BOTHER ME, I’M EATING	42	75/923,187 02/18/00	2,625,830 09/24/02
FAMOUS STAR	30	77/068,396 12/20/06	3,612,923 04/28/09
FRENCH TOAST DIPS	42	73/551,361 08/02/85	1,475,407 02/02/88
FRENCH TOAST DIPS	30	73/602,432 08/02/85	1,424,179 01/06/87
HAPPY STAR	42	73/105,777 11/08/76	1,084,351 01/31/78
IF IT DOESN’T GET ALL OVER THE PLACE IT DOESN’T BELONG IN YOUR FACE	42	74/701,374 07/14/95	2,002,665 09/24/96
LOW CARB BREAKFAST BOWL	30	78/361,639 02/03/04	3,042,947 01/10/06
MORE THAN JUST A PIECE OF MEAT	43	77/665,571 08/25/09	3,773,116 04/06/10
SOME GUYS WOULD STARVE WITHOUT US	42	75/923,125 02/18/00	2,613,177 08/27/02
STAR DINER	42	75/741,941 07/01/99	2,716,876 05/20/03
SUNRISE CROISSANT	30	77/068,405 12/20/06	3,395,496 03/11/08
SUNRISE SANDWICH	30	73/359,281 04/12/82	1,247,828 08/09/83

Mark	Class	App. No. App. Date	Reg. No. Reg. Date
SUPER STAR	42	73125,696 05/09/77	1,099,039 08/08/78
THE BACON CHEESE SIX DOLLAR BURGER	30	77/068,351 12/20/06	3,573,079 02/10/09
THE DOUBLE SIX DOLLAR BURGER	30	77/068,342 12/20/06	3,573,078 02/10/09
THE FOOD IS THE FRANCHISE	35	77/276,306 09/11/07	3,522,036 10/21/08
THE GUACAMOLE BACON SIX DOLLAR BURGER	30	77/068,375 12/20/06	3,573,081 02/10/09
THE LOW CARB SIX DOLLAR BURGER	30	77/068,364 12/20/06	3,573,080 02/10/09
THE ORIGINAL SIX DOLLAR BURGER	30	77/068,385 12/20/06	3,573,082 02/10/09
THE PRIME RIB SIX DOLLAR BURGER	30	77/537,266 08/01/08	3,697,646 10/20/09
THE SIX DOLLAR BURGER	30	76/319,349 09/28/01	2,980,088 07/26/05
THE SIX DOLLAR BURGER	30	77/221,824 07/03/07	3,369,114 01/15/08
THE WESTERN BACON SIX DOLLAR BURGER	30	78/260,526 06/10/03	2,912,799 12/21/04
WESTERN BACON CHEESEBURGER	42	73/457,446 12/15/83	1,456,922 09/08/87
WESTERN BACON CHEESEBURGER	30	73/636,886 12/22/86	1,481,762 03/22/88

CARL KARCHER ENTERPRISES, INC.

PENDING FEDERAL TRADEMARK APPLICATIONS

Mark	Class	App. No. App. Date
BURGER SLAYER	43	77/571,463 09/16/08
	43	77/470,916 05/09/08
DOUBLE WESTERN BACON CHEESEBURGER	30	77/837,693 09/29/09
FIRING ON ALL CYLINDERS	43	77/566,683 09/10/08
GREAT BURGERS DEMAND GREAT FLAVORS	43	77/474,270 05/14/08
LITTLE CARL	30, 43	85/018,661 4/20/2010
MONSTER BREAKFAST SANDWICH	43	77/476,701 05/16/08
	30	77/836,598 09/02/09
THE BIG CARL	30	77/772,629 07/01/09
THE GUY GAMES	43	77/591,635 10/13/08
THE JALAPENO SIX DOLLAR BURGER	30	77/837,710 09/29/09
THE PORTOBELLO MUSHROOM SIX DOLLAR BURGER	30	77/837,704 09/29/09
THE WHEEL OF AWESOME	9, 41	85/007756 04/06/10

CHANNEL ISLANDS ROASTING COMPANY

FEDERAL TRADEMARK REGISTRATIONS

Mark	App. No. App. Date	Reg. No. Reg. Date
CHANNEL ISLANDS ROASTING COMPANY	78/394,317 03/31/04	3,026,862 12/13/05
	78/395,785 04/02/04	3,026,879 12/13/05

HARDEE’S FOOD SYSTEMS, INC.

FEDERAL TRADEMARK REGISTRATIONS

Trademark	Reg. No.	Registration Date
BIG COUNTRY	1957006	2/20/1996
BIG TWIN	2650355	11/12/2002
BISCUIT HOLES	3739930	1/19/2010
BURGER CHEF	1776896	6/15/1993
BURGER CHEF and Design	1832980	4/26/1994
COME ON HOME	2562539	4/16/2002
FRISCO BREAKFAST SANDWICH	3049236	1/24/2006
HAND SCOOPED ICE CREAM SHAKES & MALTS and Design	3040986	1/10/2006
HARDEE’S	1825221	3/8/1994
HARDEE’S	1729627	11/3/1992
HARDEE’S	0741048	11/20/1962
HARDEE’S and Design	1774336	6/1/1993
HARDEE’S and Design	1817990	1/25/1994
HARDEE’S FRISCO	1872913	1/10/1995
HOME OF THE THICKBURGER	3276896	8/7/2007
HOT MELTS	1998838	9/3/1996
MONSTER BURGER	1716175	9/15/1992
MONSTER THICKBURGER	3672671	8/25/2009
PRIME RIB THICKBURGER	3583173	3/3/2009
RISE AND SHINE	1932512	11/7/1995
SLAMMERS	2830916	4/6/2004
TAILGATE PACK	1815228	1/4/1994
THE FRISCO and Design	0758506	10/15/1963
THICKBURGER	3026394	12/13/2005
THICKBURGERS	3362346	1/1/2008
WHERE AMERICA GOES FOR BREAKFAST	2037209	2/11/1997
GLUTEN-FREE IT	3784437	5/4/2010
HASH ROUNDS	3789824	5/18/2010
LOW CARB IT	3784436	5/4/2010
THE BIG HARDEE	3784022	5/4/2010
TRIM IT	3784438	5/4/2010
VEG IT	3784435	5/4/2010

JOINTLY REGISTERED: HARDEE’S FOOD SYSTEMS, INC. AND CARL

KARCHER ENTERPRISES, INC

FEDERAL TRADEMARK REGISTRATIONS

Trademark	Reg. No.	Registration Date
HARDEE’S CHARBROILED BURGERS and Design	2417015	1/2/2001
HARDEE’S CHARBROILED BURGERS and Design	2292781	11/16/1999
HARDEE’S CHARBROILED THICKBURGERS and Design	3295053	9/18/2007
THE FOOD IS THE FRANCHISE	3522036	10/21/2008

HARDEE’S FOOD SYSTEMS, INC.

PENDING FEDERAL TRADEMARK APPLICATIONS

Trademark	Ser. No.	App. Date
MADE FROM SCRATCH BISCUITS and Design	85/013693	04/14/2010
THERE’S NOTHING FRESH ABOUT PRE-COOKED CHICKEN	85054231	03-JUN-2010
BECAUSE THERE’S NOTHING FRESH ABOUT PRE-COOKED CHICKEN	85054235	03-JUN-2010
MONSTER BISCUIT	85047496	25-MAY-2010

CKE RESTAURANTS, INC. FEDERAL TRADEMARK REGISTRATIONS

STAR BUFFET	42	75/236,939 02/05/97	2,265,351 07/27/99
CKE RESTAURANTS	43	78/487,859 09/22/04	3,070,410 03/21/06

SANTA BARBARA RESTAURANT GROUP

FEDERAL TRADEMARK REGISTRATIONS

Mark	Class(es)	Application No. Filing Date	Registration No. Registration Date
	42	74/165,474 5/10/91	1,689,454 05/26/92
	43	78/154,779 08/15/02	2,924,101 02/10/05
	43	78/154,781 08/15/02	2,846,557 05/25/04
BIG ED BURRITO	30	74/108,931 10/22/90	1,707,040 08/11/92
GREEN BURRITO	43	78/480,525 09/08/04	3,015,454 11/15/05
THE AUTHENTIC ALTERNATIVE	43	77/101,561 02/07/07	3,412,372 04/15/08
THE GREEN BURRITO	29, 30	77/068,306 12/20/06	3,526,233 11/04/08
RED BURRITO	43	78/645,336 06/07/05	3,263,524 07/10/07